SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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 PRO-DEX, INC.

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To Our Shareholders,

Thank you for your continued support of Pro-Dex. In Fiscal 2025, we continued our trend with our tenth consecutive years of sales growth, including 24% year-over-year growth finishing at $65M in sales. Other highlights include assisting customers with major product launches, adding depth to our management team, and improving our manufacturing systems.

As always, Pro-Dex remains committed to its plans for continued growth. Between a healthy backlog, new customers, and new products and technology in development, we believe Pro-Dex is well positioned for another strong year in Fiscal 2026.

We cannot discuss the past, and upcoming, accomplishments without a word of thanks and appreciation for our Pro-Dex teammates, including our Board of Directors. Their efforts and dedication make this all possible.

We also value our shareholders, and I look forward to seeing some of you at our annual shareholder meeting on November 20, 2025.

We look forward to hearing from you and answering any questions you have. You can reach the Board or myself at (949) 769-3200 or investor.relations@pro-dex.com.

Sincerely,

/s/ Rick Van Kirk

Rick Van Kirk

President and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 20, 2025

To the Shareholders of Pro-Dex, Inc.:

The Annual Meeting of Shareholders (“Annual Meeting”) of Pro-Dex, Inc. (“Pro-Dex”, the “Company”, “we”, “us” or “our”) will be held at our headquarters, 2361 McGaw Avenue, Irvine, California on November 20, 2025, at 9:30 a.m. Pacific Standard Time, for the following purposes:

1.	To elect seven directors to serve until our 2026 annual meeting of shareholders or until their successors are duly elected and qualified. The nominees for election to our Board of Directors are named in the attached Proxy Statement, which is part of this Notice.

2.	To ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026.

3.	To hold an advisory vote to approve the compensation of our Named Executive Officers.

4.	To hold an advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers.

5.	To amend the 2016 Equity Incentive Compensation Plan in order to extend its term for an additional ten years.

6.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on September 23, 2025, are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements of the Annual Meeting.

All shareholders are cordially invited to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting, your vote is important. In an effort to facilitate the voting process, we are pleased to avail ourselves of Securities and Exchange Commission, or SEC, rules that allow proxy materials to be furnished to shareholders on the Internet. You can vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials that was mailed to you on or about October 10, 2025, or, if you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone. Your promptness in voting by proxy will assist in its expeditious and orderly processing and will assure that you are represented at the Annual Meeting. If you vote by proxy, you may nevertheless attend the Annual Meeting and vote your shares in person.

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO READ THIS PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 10, 2025, OR, IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

OUR BOARD OF DIRECTORS RECOMMENDS: A VOTE “FOR” EACH OF THE SEVEN DIRECTOR NOMINEES NAMED IN THE PROXY STATEMENT; A VOTE “FOR” EACH OF PROPOSALS 2, 3 AND 5; AND A VOTE OF “1 YEAR” WITH RESPECT TO PROPOSAL 4.

By Order of the Board of Directors,

PRO-DEX, INC.

/s/ Alisha K. Charlton

Corporate Secretary

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD NOVEMBER 20, 2025

PROXY STATEMENT

SOLICITATION OF PROXIES

The Board of Directors (“Board”) of Pro-Dex, Inc. (“Pro-Dex”, the “Company”, “we”, “us” or “our”) has made these materials available to you on the Internet, or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Board’s solicitation of proxies for use at our Annual Meeting of Shareholders (“Annual Meeting”) to be held at Pro-Dex’s headquarters, 2361 McGaw Avenue, Irvine, California, on Thursday, November 20, 2025, at 9:30 a.m. Pacific Standard Time, and at any and all adjournments or postponements thereof. Shareholders are requested to promptly vote by proxy over the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials, which was mailed to you on or about October 10, 2025. If you request printed copies of the proxy materials by mail, you can also vote by mail or by telephone. All shares represented by each properly submitted and unrevoked proxy received on the Internet or by telephone prior to 11:59 p.m. Eastern Standard Time on Wednesday, November 19, 2025, or by proxy card prior to or at the Annual Meeting, will be voted in the manner specified therein, and if no direction is indicated (except in the case of broker non-votes), “for” each of the seven director nominees named under Proposal No. 1; “for” each of Proposal Nos. 2, 3 and 5 and for “1 Year” with respect to Proposal No. 4.

Any shareholder has the power to revoke his or her proxy at any time before it is voted. A proxy may be revoked by delivering a written notice of revocation to our Secretary prior to or at the Annual Meeting, by voting again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to 11:59 p.m. Eastern Standard Time on Wednesday, November 19, 2025, will be counted), by submitting prior to or at the Annual Meeting a later dated proxy card executed by the person executing the prior proxy, or by attendance at the Annual Meeting and voting in person by the person submitting the prior proxy.

Any shareholder who owns shares in street name and would like to vote in person at the Annual Meeting should inform his or her broker of such plans and request a legal proxy from the broker. Such shareholders will need to bring the legal proxy with them to the Annual Meeting and valid picture identification, such as a driver’s license or passport, in addition to documentation indicating share ownership. Such shareholders who do not receive the legal proxy in time should bring with them to the Annual Meeting their most recent brokerage account statement showing that they owned our stock as of the record date. Upon submission of proper identification and ownership documentation, we will be able to admit the shareholder to the Annual Meeting; however, such shareholder will not be able to vote his or her shares at the Annual Meeting without a legal proxy. Shareholders are advised that if they own shares in street name and request a legal proxy, any previously executed proxy will be revoked, and such shareholder’s vote will not be counted unless he or she appears at the Annual Meeting and votes in person.

Our Board does not presently intend to bring any business before the Annual Meeting other than the proposals referred to in this proxy statement and specified in the accompanying Notice of Annual Meeting. So far as is known to our Board, no other matters are to be brought before the Annual Meeting. However, if any other matters are presented properly for action at the Annual Meeting or at any adjournments or postponements thereof, it is intended that the proxies will be voted with respect thereto by the proxy holders in accordance with the instructions and at the discretion of our Board or a properly authorized committee thereof.

This proxy statement, the accompanying shareholder letter, the accompanying proxy card, and our Annual Report on Form 10-K are being made available to our shareholders on the Internet at www.proxyvote.com through the notice and access process on or about October 10, 2025. We will bear the cost of soliciting proxies pursuant to this proxy statement. The solicitation will be made through the Internet and expenses will include reimbursement paid to brokerage firms and others for their expenses in forwarding solicitation material regarding the Annual Meeting to beneficial owners of our common stock, no par value per share (“Common Stock”). Further solicitation of proxies may be made by mail upon request, and by telephone or oral communications with some shareholders. Our regular employees, who will not receive additional compensation for the solicitation, or a compensated proxy solicitation firm, will make such further solicitations.

OUTSTANDING SHARES AND VOTING RIGHTS

Only holders of record of the 3,280,004 shares of our Common Stock outstanding at the close of business on September 23, 2025, are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof. Under Colorado law, our Articles of Incorporation, and our Bylaws, the holders of a majority of the total shares entitled to vote at the Annual Meeting, as of the record date, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is not present, the Annual Meeting may be postponed or adjourned to allow additional time for obtaining additional proxies or votes. At any subsequent reconvening of the Annual Meeting, all proxies will be voted in the same manner as the proxies would have been voted at the original convening of the Annual Meeting, except for any proxies that have been effectively revoked or withdrawn prior to the reconvening of the Annual Meeting. Shares of our Common Stock represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), as well as abstentions and broker non-votes, will be counted for purposes of determining whether a quorum is present at the Annual Meeting.

An “abstention” is the voluntary act of not voting by a shareholder who is represented in person or by proxy at a meeting and entitled to vote. “Broker non-votes” are shares of voting stock held in record name by brokers and nominees concerning which: (i) the broker or nominee does not have discretionary voting power under applicable rules or the instruments under which it serves in such capacity and instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the record holder has indicated on the proxy or has executed a proxy and otherwise notified us that it does not have authority to vote such shares on that matter.

For Proposal No. 1 (the election of directors), assuming that a quorum is present, the seven nominees for director receiving the highest number of affirmative votes will be elected; votes withheld and broker non-votes have no practical effect.

For Proposal No. 2 (to ratify the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026); Proposal No. 3 (advisory vote to approve the compensation of our Named Executive Officers) and Proposal No. 5 (to approve the amendment to the 2016 Equity Incentive Plan) assuming that a quorum is present, the matter will be approved if the votes cast in favor of the matter exceed the votes cast opposing the matter. In such matters, abstentions and broker non-votes will not be included in the vote totals and, therefore, will have no effect on the vote.

For Proposal No. 4 (advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers), assuming that a quorum is present, the voting frequency option that receives the highest number of votes will be deemed the frequency for the advisory vote on executive compensation that has been selected by shareholders; abstentions and broker non-votes have no practical effect.

Each shareholder will be entitled to one vote, in person or by proxy, for each share of Common Stock held of record on the record date. Votes cast at the Annual Meeting will be tabulated by the person or persons appointed by us to act as inspectors of election for the Annual Meeting.

Recommendations of our Board

Our Board recommends that our shareholders vote “for” each of the seven director nominees named under Proposal No. 1; and “for” each of Proposal Nos. 2, 3 and 5; and for “1 Year” with respect to Proposal No. 4.

THE PROPOSALS TO BE VOTED UPON AT THE ANNUAL MEETING ARE DISCUSSED IN DETAIL IN THIS PROXY STATEMENT. YOU ARE STRONGLY URGED TO READ AND CONSIDER CAREFULLY THIS PROXY STATEMENT IN ITS ENTIRETY.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of our Common Stock as of September 23, 2025 by:

•	each member of the Board;
•	each of our Named Executive Officers listed in the “Summary Compensation Table” included in the “Executive Compensation” section of this proxy statement;
•	all of our directors and Named Executive Officers as a group; and
•	each person or entity known to us that beneficially owns more than five percent of our Common Stock.

Beneficial ownership is determined in accordance with the rules of the SEC. Unless otherwise indicated below, the address of each beneficial owner is c/o Pro-Dex, Inc., 2361 McGaw Avenue, Irvine, California, 92614. Unless otherwise indicated below, we believe that each of the persons listed in the table (subject to applicable community property laws) has the sole power to vote and to dispose of the shares listed opposite the shareholder’s name.

The percentages of Common Stock beneficially owned are based on 3,280,004 shares of Common Stock outstanding at September 23, 2025.

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)
Nicholas J. Swenson, AO Partners I, L.P.; and AO Partners, LLC; (2), (4) 5000 West 36th Street, Suite 200
Minneapolis, MN 55416	1,024,017	31.2%
Raymond E. Cabillot; Farnam Street Partners, L.P.;
Farnam Street Capital, Inc.; and Peter O. Haeg(3), (4) 3033 Excelsior Blvd., Suite 560
Minneapolis, MN 55416	277,046	8.4%
Richard L. Van Kirk(4)	125,979	3.8%
Alisha K. Charlton(4)	22,414	*
Katrina M.K. Philp(4), (5)	20,896	*
Angelita R. Domingo(4)	15,844	*
William J. Farrell III(4)	11,300	*
David C. Hovda(4)	8,400	*
All Directors, Director Nominees and Named Executive Officers as a group (8 persons)(4)	1,505,896	45.9%

____________

*	Indicates less than 1 percent of outstanding shares of Common Stock.

(1)	Applicable percentage ownership is based on 3,280,004 shares of Common Stock outstanding as of September 23, 2025. Any securities not outstanding but subject to options exercisable as of September 23, 2025, or exercisable within 60 days after such date, are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock beneficially owned by the person holding such options, but are not deemed to be outstanding for the purpose of computing the percentage of Common Stock beneficially owned by any other person.

(2)	AO Partners, LLC is the General Partner of AO Partners I, L.P. Nicholas J. Swenson (“Nick”) is the Managing Member of AO Partners, LLC, and, in such capacity, has the power to direct the affairs of AO Partners, LLC, including the voting and disposition of shares of our Common Stock held by AO Partners I, L.P. As such, AO Partners I, L.P., AO Partners, LLC and Nick may be deemed to share voting and dispositive power with regard to the 922,204 shares of our Common Stock held by AO Partners I, L.P. Nick also owns 95,613 shares directly. AO Partners I, L.P.’s holdings of 922,204 shares of our Common Stock, plus additional securities and collateral owned by AO Partners I, L.P., are pledged to secure a bank loan to AO Partners I, L.P.

(3)	Farnam Street Partners, L.P., Farnam Street Capital, Inc., Raymond E. Cabillot (“Ray”), and Peter O. Haeg claim shared voting power and shared dispositive power of 270,846 shares of our Common Stock held by Farnam Street Partners, L.P.

(4)	Includes shares of Common Stock issuable upon the exercise of options or vesting of restricted shares that were exercisable as of September 23, 2024, or exercisable/vested within 60 days after September 23, 2025 as follows: Nick, 6,200 shares; Ray, 6,200 shares; Richard L. Van Kirk (“Rick”), 27,200 shares; Alisha K. Charlton (“Alisha”), 7,075 shares; Katrina M.K. Philp (“Katrina”), 6,200 shares; Angelita R. Domingo (“Angel”), 2,325 shares; William J. Farrell III (“Bill”), 6,200 shares; David C. Hovda (“David”), 6,200 shares; and all directors, director nominees and Named Executive Officers as a group, 67,600 shares.

(5)	14,696 are owned by Katrina’s spouse and both Katrina and her spouse claim shared voting power and shared dispositive power with regard to such shares. Of these shares, 7,496 are pledged as collateral for a loan.

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 Proposal No. 1

ELECTION OF DIRECTORS

Current Board Structure and Director Terms

Our Board is currently composed of seven members. All directors or their successor nominees stand for election each year at our annual meeting of shareholders.

Certain information with respect to each of the nominees who will be presented at the Annual Meeting by our Board for election as a director is set forth below. Although it is anticipated that each nominee will be available to serve as a director, should a nominee become unavailable to serve, proxies will be voted for such other person as may be designated by our Board.

Unless the authority to vote for directors has been withheld in the proxy, the person named in the accompanying proxy intends to vote at the Annual Meeting for the election of each of the nominees presented below. In the election of directors, assuming a quorum is present, the seven nominees for director receiving the highest number of votes cast at the Annual Meeting will be elected as our directors.

DIRECTORS

Set forth below is certain information with respect to our directors.

Name	Age	Position With Company	Audit	Compensation	Nominating and Governance	Investment
Raymond E. Cabillot	62	Director	X	X	C	X
Angelita R. Domingo	53	Director
William J. Farrell III	52	Director		X	X
David C. Hovda	63	Director	C
Katrina M.K. Philp	40	Director	X	X
Nicholas J. Swenson	57	Director, Chairman of the Board		C	X	C
Richard L. Van Kirk	65	Director, Chief Executive Officer, and President				X

____________________________

(X)	Member of the Committee
(C)	Chairman of the Committee

Ray, Bill, David, Nick and Katrina currently each qualify as an “independent director” as such term is defined in Rule 5605(a)(2) of the Nasdaq Listing Rules and we expect that each will continue to qualify as an “independent director” if elected.

Our Board is of the opinion that the election to our Board of the director nominees identified herein, each of whom has consented to serve if elected, would be in our shareholders’ best interests.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE

NOMINEES NAMED BELOW.

Ray (62), current director and nominee, has, from January 1998 until the present, served as Chief Executive Officer and a director of Farnam Street Capital, Inc., the general partner of Farnam Street Partners L.P., a private investment partnership located in Minneapolis, MN.  Ray was a Senior Research Analyst at Piper Jaffray, Inc. from 1990 to 1998.  Prior to that, Ray worked for Prudential Capital Corporation from 1987 to 1990 as an Associate Investment Manager and as an Investment Manager.  Ray has served on the board of directors of Oxbridge Re Holdings Limited, a specialty and casualty reinsurer, from 2013 to 2023, and Air T, Inc. (Nasdaq: AIRT), a provider of air cargo services and ground equipment sales and support services, since November 2016. Ray was a director of O.I. Corporation, a former Nasdaq listed company, from 2006 to 2010. He served as chairman of the board of O.I. Corporation from 2007 through 2010 and during 2010 served as co-chairman of the board of O.I. Corporation. Ray has a B.A. degree with a double major in Economics and Chemistry from Saint Olaf College and an M.B.A. from the University of Minnesota. Ray has been a director of ours since January 2013.

Ray brings the following experience, qualifications, attributes, and skills to our Board:

•	More than 25 years of experience as a financial analyst and investment manager;
•	More than 10 years of public company board experience, including three years as chairman and one year as co-chairman; and

•	Independent of our management.

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Angel (53), current director and nominee, has served as our Director of Quality Systems and Regulatory Affairs since 2014. Angel joined the Company in February 2005. Angel’s responsibilities include ensuring that the Company’s Quality Management System and products consistently meet industry and regulatory standards and customer requirements. This encompasses compliance requirements of local, state, federal and OUS authorities. Angel holds a B.S. in Biology/Human Physiology and a Chemistry minor from California State University, Long Beach. Angel has been a director of ours since December 2021.

Angel brings the following experience, qualifications, attributes, and skills to our Board:

•	Multidisciplinary business experience within scientific industries;
•	Senior-level management experience in Regulatory Affairs and Quality Management Systems;

•	Operational and customer project management, including customer strategic alliance; and

•	Over 15 years of management in the areas of product design, production and quality controls, risk assessment and risk mitigation, quality management and regulatory compliance.

Bill (52), current director and nominee, currently serves as Chief Strategy & Innovation Officer of Emplify Health. Bill has from October 2017 until the present, served in various executive roles at Emplify Health, formerly Gundersen Health System, an integrated healthcare organization serving counties in Wisconsin, Iowa, and Minnesota. Bill is currently the Managing Director of two venture capital funds, b3 ventures and ghsEdge ventures. Bill serves as a director of several private companies as well. Bill is a co-founder of FreshRealm, LLC, a developer of new technologies to streamline fresh food distribution and served as its Chief Operating Officer from January 2013 through September 2017. In addition, from January 2011 to January 2013, he served as Chief Executive Officer of Viszy Inc., a company developing software and services for the consumer market, until assets merged into FreshRealm. From 2010 to the present, Bill founded and has served as Chief Executive Officer of b3 experience, LLC, an art, design and stay company that designs and manufactures modern furniture, creates and sells contemporary art, and owns and operates a portfolio of art infused vacation rental and micro hotels internationally. From April 1998 to January 2011, Bill held various senior management roles at Medtronic, Inc. (NYSE: MDT), a multi-national medical technology company. Bill’s engineering career began with eight years in production support, process development and operations. Bill then worked 10 years in product development for Medtronic, during which time Bill led management teams in program, product, and process development. At the end of his tenure with Medtronic, Bill was Senior Director of Product Development and led corporate-wide initiatives to improve design, reliability, and manufacturability practices. Bill has a B.S. degree in Mechanical Engineering from the University of Minnesota and a master’s degree in science and technology management from the University of St. Thomas. Bill has been a director of ours since January 2013.

Bill brings the following experience, qualifications, attributes, and skills to our Board:

•	Current senior-level management, operating and board experience;

•	More than 12 years of experience in engineering and management roles in the medical device industry, our primary target market; and

•	Independent of our management.

David (63), current director and nominee, is CEO and a member of the Board of Directors of Versa Vascular, a venture-backed, privately held structural heart company treating patients with tricuspid disease. He also serves as an Advisor at Stanford Medicine Catalyst, a Stanford University School of Medicine program that supports health innovations. Previously, David served as Chief executive Officer of Innovein, Inc., a vascular company focused on treating deep venous reflux disease, a position he held from January 2022 to August 2023. Prior to Innovein, Inc., he served as Chief Executive Officer and a member of the Board of Directors of Simplify Medical, Inc., a privately held medical device company that developed a cervical artificial disc replacement, from 2013 to 2021. In February 2021, Simplify Medical was acquired by Nuvasive, the largest spine-focused company in the world. Prior to Simplify Medical, David was President, Chief Executive Officer and a member of the Board of Directors of SpinalMotion, Inc., a privately held medical device company that designed, developed and marketed artificial discs for use in the spine, from 2004 to 2013. Prior to joining SpinalMotion, he held leadership positions with Arthrocare, Inc. (Nasdaq: ARTC), a developer and manufacturer of surgical devices, instruments, serving as the Vice President/General Manager of its Spine Division from 1999 to 2004, and as the Managing Director of its ENT Division from 1997 to 1999. From 1992 to 1997, David served in financial analysis and product management positions with Medtronic, Inc. (NYSE: MDT), a multi-national medical technology company. He is an inventor on more than 50 U.S. patents. David served for five years in the United States Navy, achieving the rank of Lieutenant. He received a Bachelor of Science degree in Civil Engineering from Northwestern University and an M.B.A. from the Harvard Graduate School of Business Administration. David has been a director of ours since January 2013.

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David brings the following experience, qualifications, attributes, and skills to our Board:

•	Senior-level management, operating and board experience based on more than 20 years of participation in the medical device industry, our primary target market, twelve years of which are specifically with medical devices to treat disorders of the spine, a sector within the medical device industry that we believe represents potential for future revenue growth;
•	Core management and leadership skills gained through experience overseeing and managing operations at the manager and chief executive officer levels, including experience in medical device intellectual property, product development, clinical testing and marketing;
•	Experience in financial analysis, including operational restructuring, acquisition opportunities, raising capital, budgeting and forecasting, and market entry feasibility; and
•	Independent of our management.

Katrina (40), current director and nominee, has, from January 2014 until the present, served in various capacities at Air T, Inc. (Nasdaq: AIRT), and most recently as its Chief of Staff from October 2017 to present. Katrina is co-founder of Fox Lake Capital, LLC, where Katrina worked full time from November 2012 until January 2014, a consulting firm offering financial analysis and investment expertise. Katrina was a Senior Investment Analyst at Whitebox Advisors, LLC, a multi-strategy hedge fund, from 2007 to 2012. Katrina has a B.A. degree in Business Administration, Finance and Management from Northwestern College. Katrina has been a director of ours since December 2019.

Katrina brings the following experience, qualifications, attributes, and skills to our Board:

•	Current senior-level management and operating experience;
•	Experience as a financial analyst; and

•	Independent of our management.

Nick (57), current Chairman of the Board, director and nominee, is an executive, investor and research analyst. Since January 2012, Nick has served as the managing partner of AO Partners, LLC, the general partner of AO Partners I, L.P., a private investment partnership located in Minneapolis, MN. Nick has served as President and Chief Executive Officer and Director of Air T, Inc. (Nasdaq: AIRT), since October 2013. Nick currently serves as a director of Lendway Inc. (Nasdaq: LDWY) and serves as a director of several private companies as well. Nick has a B.A. degree in History from Middlebury College and an M.B.A. from the University of Chicago. Nick has been a director of ours since January 2013.

Nick brings the following experience, qualifications, attributes and skills to our Board:

•	27 years of experience as a financial analyst and investment manager;
•	Public company C-suite roles, including operating and board experience; and
•	Independent of our management.

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Rick (65), current director and nominee, has served as our Chief Executive Officer and President since January 2015, and as our Chief Operating Officer since April 2013. Rick joined the Company as Director of Manufacturing in 2006 and was our Vice President of Operations from 2007 to 2013. Rick has served on the board of directors of Monogram Technologies Inc., formerly Monogram Orthopaedics Inc. (Nasdaq: MGRM), a company working to develop a product solution architecture with the long-term goal to enable patient-optimized orthopaedic implants economically at scale by linking 3D printing and robotics with advanced pre-operative imaging, since April 2017. Prior to joining the Company, Rick served as Manufacturing Manager and Manager of Product Development for the ChargeSource division of Comarco, Inc., a provider of power and charging functionality for popular electronic devices and wireless accessories, and as General Manager at Dynacast, a leader in precision die casting. Rick holds a B.A. in Business Administration from California State University, Fullerton and an M.B.A. from Claremont Graduate School. Rick has been a director of ours since January 2015.

Rick brings the following experience, qualifications, attributes, and skills to our Board:

•	Current senior-level management experience as our Chief Executive Officer; and
•	Over 15 years of senior-level management in the areas of manufacturing, operations, supply chain, distribution, and logistics, including over 10 years of experience in our operations management.

BUSINESS EXPERIENCE OF KEY MANAGEMENT

Set forth below is information concerning our other non-director key management personnel.

Alisha (56), was appointed as our Chief Financial Officer in January 2015. Alisha joined the Company in January 2014 as Senior Director of Finance. Prior to joining the Company, Alisha held various accounting positions at Comarco, Inc., a provider of wireless test solutions for the cellular industry, emergency call boxes, and power adapters for rechargeable consumer electronic devices, from October 2000 to January 2014, culminating in Alisha’s appointment as Chief Accounting Officer in April 2011. Prior to her 13-year tenure at Comarco, Alisha held various accounting and finance positions with CKE Restaurants, Inc., an owner, operator, and franchisor of quick-service restaurants, from February 1995 to October 2000. Alisha began her career in July 1991 with KPMG Peat Marwick (now KPMG LLP) and was formerly a certified public accountant. Alisha holds a B.A. in Business Economics from the University of California, Santa Barbara with high honors and a CPA license (inactive) from the California State Board of Accountancy.

BOARD MEETINGS AND RELATED MATTERS

During the fiscal year ended June 30, 2025, our Board held four meetings and acted once by unanimous written consent. The independent directors held three executive sessions during the fiscal year ending June 30, 2025. The independent directors consist of all non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules). No director attended less than 75% of the aggregate of all meetings of our Board and all meetings of committees of our Board upon which he or she served.

Audit Committee

Our Board has an Audit Committee that consists of three Board members, David (Chairman), Ray, and Katrina. The Audit Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) that satisfy the additional Audit Committee requirements of Rule 5605(c)(2) of the Nasdaq Listing Rules and operates under a written charter adopted by our Board. The duties of the Audit Committee include meeting with our independent registered public accounting firm to review the scope of the annual audit and to review our quarterly and annual financial statements before the statements are released to our shareholders. The Audit Committee also evaluates the independent public accounting firm’s performance and appoints or replaces the independent public accounting firm subject, if applicable, to the consideration of shareholder ratification for the ensuing fiscal year. A copy of the Audit Committee’s current charter may be found at https://www.pro-dex.com/investors/governance. The Audit Committee and Board have confirmed that the Audit Committee does and will continue to include at least three independent directors and has confirmed that all members meet applicable SEC regulations for designation as an “Audit Committee Financial Expert” based upon their respective experience noted elsewhere in this proxy statement. The Audit Committee held six meetings and acted once by unanimous written consent during the fiscal year ended June 30, 2025.

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Nominating/Corporate Governance Committee

Our Board has a Nominating/Corporate Governance Committee (“Nominating Committee”) that consists of three Board members, Ray (Chairman), Bill, and Nick. The Nominating Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board, a copy of which may be found at https://www.pro-dex.com/investors/governance. In such capacity, the Nominating Committee identifies and reviews the qualifications of candidate nominees to our Board. During the fiscal year ended June 30, 2025, the Nominating Committee held two meetings.

The Nominating Committee works with our Board to determine the appropriate characteristics, skills and experiences for our Board as a whole and its individual members with the objective of having a Board with diverse experience. The Nominating Committee believes that it is desirable that directors possess an understanding of our business environment and have the requisite ethical standards, knowledge, skills, expertise and diversity of experience such that our Board’s ability to manage and direct our affairs and business is enhanced. Additional considerations may include an individual’s capacity to enhance the ability of committees of our Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements. The Nominating Committee may receive candidate nomination suggestions from current Board members, our executive officers, our shareholders or other sources, which may be either unsolicited or in response to requests from our Board for such candidates. The Nominating Committee may also, from time to time, engage firms that specialize in identifying director candidates. Once a person has been identified by the Nominating Committee as a potential candidate, the Nominating Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating Committee determines that the candidate warrants further consideration, a member of the Nominating Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on our Board, the Nominating Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Nominating Committee may consider all such information in light of information regarding any other candidates that it might be evaluating for nomination to our Board. The Nominating Committee or other Board members may also contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s qualifications and accomplishments. With the candidate’s consent, the Nominating Committee may also engage an outside firm to conduct background checks on the candidate as part of the evaluation process. The Nominating Committee’s evaluation process does not vary based on the source of the recommendation.

Shareholder nominations for director should be sent to our Secretary and should include the candidate’s name and qualifications and a statement from the candidate that he or she consents to being named in the proxy statement and will serve as a director if elected. In order for any such candidate to be considered for nomination and, if nominated, to be included in our proxy statement, such recommendation must satisfy the requirements discussed later in this proxy statement under the heading “Proposals of Shareholders.”

In compiling the list of our Board nominees appearing in this proxy statement, nominee referrals as well as nominee recommendations were received from existing directors and members of management—both solicited and unsolicited. No paid consultants were engaged by us, our Board or any of our Board’s committees for the purposes of identifying qualified, interested Board candidates.

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Compensation Committee

Our Board has a Compensation Committee that consists of four Board members, Nick (Chairman), Ray, Bill, and Katrina. The Compensation Committee is comprised entirely of non-employee, “independent directors” (as defined in Rule 5605(a)(2) of the Nasdaq Listing Rules) and operates under a written charter adopted by our Board. A copy of the Compensation Committee’s current charter may be found at https://www.pro-dex.com/investors/governance. The Compensation Committee establishes compensation policies applicable to our executive officers and directors. During the fiscal year ended June 30, 2025, the Compensation Committee held one meeting and acted three times by unanimous written consent.

From time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice, or otherwise participate in Compensation Committee meetings or executive sessions of the Board. Among other things, the charter of the Compensation Committee grants the Compensation Committee authority to obtain, at our expense, advice and assistance from internal and external legal, accounting or other advisors and consultants and other external resources that the Compensation Committee considers necessary or appropriate in the performance of its duties. In particular, the Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

Investment Committee

The Investment Committee was formed in April 2013 and is currently comprised of one management director, Rick, and two non-management directors, Ray and Nick, who chairs the committee. The purpose of the Investment Committee is to administer and invest surplus capital from time to time, in such amounts as approved by our Board, in authorized investments. During the fiscal year ended June 30, 2025, the Investment Committee held one meeting.

FAMILY RELATIONSHIPS

There are no family relationships among our executive officers and directors.

BOARD LEADERSHIP STRUCTURE

Our Board has separated the roles of Chairman of the Board and Chief Executive Officer. Nick, an independent director, serves as Chairman of our Board and presides at all Board and shareholder meetings. Rick, our Chief Executive Officer, serves as our primary spokesperson and supervises our business, subject to the direction of our Board. The independent Board members annually assess Rick’s performance as Chief Executive Officer. We believe that an independent Chairman of the Board is better able to provide oversight and guidance to management, especially in relation to the Board’s essential role in risk management oversight, and to ensure the efficient use and accountability of resources. Furthermore, this separation provides for focused engagement between these two roles in their respective areas of responsibility, while still providing for collaborative participation. The separation of the Chairman of the Board and Chief Executive Officer roles, together with our other comprehensive corporate governance practices, are designed to establish and preserve management accountability, provide a structure that allows the Board to set objectives and monitor performance, and enhance shareholder value.

BOARD’S ROLE IN RISK OVERSIGHT

Our Board has an active role, as a whole and also at the committee level, in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The Audit Committee oversees management of financial and cyber risks. The Nominating Committee manages risks associated with the independence of our Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee and management reports about such risks and their mitigation. Our Board believes the division of risk management responsibilities described above is an effective approach for evaluating and addressing the risks we face and that the structure allows our Board to exercise effective oversight of the actions of management.

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COMPENSATION OF EXECUTIVE OFFICERS AND MANAGEMENT

Compensation Committee Procedures

The Compensation Committee makes its most significant determinations with respect to annual compensation, bonus awards, and new financial and other corporate performance objectives for executive compensation purposes, at one or more meetings held during the fiscal year for which the targets and compensation levels are applicable. At various meetings throughout the year, the Compensation Committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the efficacy of, and any risks relating to, our compensation strategies, policies and practices, potential modifications to those strategies, policies and practices, and new trends, plans or approaches to compensation.

Generally, the Compensation Committee’s process consists of three related elements: (i) the determination of compensation levels, (ii) the approval of discretionary cash bonus awards based upon Company and personal performance, and (iii) the review and determination of equity incentive awards. For executive officers other than our CEO, the Compensation Committee solicits and considers evaluations and recommendations submitted to the Compensation Committee by our CEO. In the case of our CEO, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation. Our CEO may not participate in, or be present during, any deliberations or determinations of the Compensation Committee regarding his compensation. For all executive officers and directors, as part of its deliberations, the Compensation Committee may review and consider, as appropriate, materials such as financial reports and projections, operational data, tax and accounting information, tally sheets that set forth the total compensation that may become payable to executive officers in various hypothetical scenarios, our stock performance data, and analyses of historical executive compensation levels and our current compensation levels. Periodically, the Compensation Committee reviews all of our incentive compensation plans in order to evaluate the level of risk that such plans may encourage and, along with management’s report concerning such matters and their mitigation, to ensure that each plan is properly monitored and evaluated.

Compensation Committee Philosophy

Our compensation philosophy is predicated upon the following concepts:

•	We pay competitively. We are committed to providing a pay program that helps attract and retain highly qualified people in the industry. To ensure that pay is competitive, we compare our pay practices with those of other leading companies of similar size and location(s) and set our pay parameters based on this review.
•	We pay for sustained performance. Executive officers are rewarded based upon Company performance and individual performance. Company performance is evaluated by the Compensation Committee by reviewing the extent to which strategic and business plan goals are met, including such factors as revenues, operating profit, cash flow, and stock price.
•	We strive for fairness in the administration of pay and to achieve a balance of the compensation paid to a particular individual as compared to the compensation paid to both our executives and executives at comparable companies.
•	We believe that employees should understand the performance evaluation and pay administration process.

The Compensation Committee believes that it is important that our executives be compensated in a manner that closely links compensation with performance and yet does not incent excessive risk-taking. To that end, the Compensation Committee has developed a comprehensive and balanced compensation plan that includes a base salary; discretionary bonuses upon evaluation of Company and personal performance; performance awards generally payable in shares of Common Stock upon the satisfaction of various service periods and the market price of our Common Stock achieving certain pre-determined prices; stock options; and, a package of benefits similar in scope and nature to those offered to all our other employees. Additionally, all employees, including the Named Executive Officers, are eligible to participate in our 2014 Employee Stock Purchase Plan (the “ESPP”), which allows employees to purchase shares of Common Stock from us at 15% discount from the applicable market price as calculated under the terms of the ESPP.

The Compensation Committee believes that there are no risks related to our compensation plans that would result in a material adverse impact on us. This conclusion is based upon management’s risk analysis and the Compensation Committee’s belief that the following mitigating factors also serve to reduce such risks:

•	Incentives are capped at a maximum amount regardless of the degree to which objectives may be exceeded.
•	Bonus payments are based upon audited year-end results and the company has an effective compensation recovery policy in place.
•	Multiple objectives are used as performance targets.
•	Computations are reviewed at regular intervals during the year and are subject to multiple levels of review at the management, committee, and full Board level.

Compensation of Executive Officers

The following table sets forth certain compensation information for the fiscal years ended June 30, 2025 and 2024, for our Chief Executive Officer and our Chief Financial Officer, who were the only executive officers during the fiscal year ended June 30, 2025 (collectively, the “Named Executive Officers”).

Summary Compensation Table (“SCT”)

Name and		Salary	Bonus(1)	Stock Awards (2)	All Other Compensation(3)	Total
Principal Position	Year	($)	($)	($)	($)	($)
Richard L. Van Kirk	2025	$350,000	$210,116	$47,630	$45,205	$652,951
Director, CEO, President and COO	2024	$327,500	$70,114	$—	$43,689	$441,303
Alisha K. Charlton	2025	$247,200	$50,116	$47,630	$12,879	$357,825
Chief Financial Officer	2024	$242,685	$50,114	$20,070	$7,631	$320,500

(1) The Bonus amount for fiscal 2025 includes bonuses awarded to Rick and Alisha in the amount of $140,000 and $50,000, respectively, which were accrued for during fiscal 2025 but paid during fiscal 2026. The Bonus amount for fiscal 2024 includes bonuses awarded to Rick and Alisha in the amount of $70,000 and $50,000 respectively, which were accrued for during fiscal 2024 but paid during fiscal 2025.

(2) The amounts reported above under the heading “Stock Awards” represent the aggregate grant date value of awards under Accounting Standards Codification Topic 718, Compensation - Stock Compensation. The assumptions used in calculating the fair value of these stock awards can be found under Note 11 (Share-Based Compensation) to the Financial Statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2025 and have no relation to amounts or periods in which earnings may be reported in the Named Executive Officer’s W-2.

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(3) The amounts reported above under the heading “All Other Compensation” consist of the following:

All Other Compensation ($)

Name and Principal Position	Year	Insurance Premiums ($)	Car Allowance ($)	401K Matching Contributions ($)	Imputed Earnings ($)	Total ($)
Richard L. Van Kirk	2024	$23,016	$10,000	$8,625	$3,564	$45,205
Director, CEO, President, and COO	2024	$25,562	$10,000	$4,563	$3,564	$43,689
Alisha K. Charlton	2025	$3,158	$—	$7,430	$2,291	$12,879
Chief Financial Officer	2024	$1,872	$—	$4,013	$1,746	$7,631

Employment Agreements with Named Executive Officers

Employment Arrangement with Richard L. Van Kirk

On January 12, 2015, Rick began service as our Chief Executive Officer, President and Director, in addition to continuing to serve as our Chief Operating Officer, a position Rick has held since April 23, 2013. In connection with that appointment, Rick continues his at-will employment arrangement with the Company. Rick’s compensation consists of the following:

•	A base annual salary of $350,000 (previously $305,000 through December 28, 2023).
•	An annual car allowance of $10,000.
•	Rick is eligible to participate in any program of stock options or other equity grants that we provide key employees from time to time, including our 2016 Equity Incentive Plan and ESPP.
•	Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits on the same terms as other employees.

Employment Arrangement with Alisha K. Charlton

On January 12, 2015, Alisha began service as our Chief Financial Officer. In connection with that appointment, Alisha continued her at-will employment arrangement with the Company. Alisha’s compensation consists of the following:

•	A base annual salary of $247,200 (previously $240,000 through October 14, 2023).
•	Alisha is eligible to participate in any program of stock options or other equity grants that we provide key employees from time to time, including our 2016 Equity Incentive Plan and ESPP.
•	Health, dental, disability and life insurance, qualified retirement plans, and optional employee benefits on the same terms as other employees.

Equity Award Timing Policies and Procedures

In accordance with Item 402(x) of Regulation S-K, we are providing information regarding our policies and procedures related to the granting of certain equity awards in relation to the disclosure of material nonpublic information (“MNPI”). We do not have a formal policy, program, or plan that requires us to award equity or equity-based compensation. Our Policy on Insider Trading prohibits directors, officers, and employees from trading in our securities while in possession of or on the basis of MNPI. We have not timed, and do not plan to time, the disclosure of MNPI for the purpose of affecting the value of executive compensation.

In the year ended June 30, 2025, no equity awards were granted to our named executive officers within four business days prior to, or one business day following, the filing or furnishing of a periodic or current report by us that disclosed MNPI.

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Outstanding Equity Awards at Fiscal Year End

The following table sets forth information about outstanding equity awards held by our Named Executive Officers as of June 30, 2025.

	Option Awards
	Number of Securities Underlying Unexercised Options		Option	Option
Name	Exercisable (#)	Unexercisable (#)(1)	Exercise Price ($)	Expiration Date
Richard L. Van Kirk	18,000	—	$27.50	07/01/2031
	9,000	—	$42.00	07/01/2034
		18,000	$45.00	07/01/2036
		18,000	$47.50	07/01/2038
		18,000	$50.00	07/01/2040
Alisha K. Charlton	4,250	—	$27.50	07/01/2031
	2,625	—	$42.00	07/01/2034
		5,250	$45.00	07/01/2036
		5,250	$47.50	07/01/2038
		5,250	$50.00	07/01/2040

(1)	Whether any of the unexercisable options vest, and the amount that does vest, is tied to various service periods corresponding to future testing dates and the achievement of our Common Stock trading at or above the exercise price. In the event that the market price of our Common Stock does not reach or exceed the exercise price during the 60 days immediately preceding the three testing dates of the unexercisable options, a fraction, either 50%, 75% or 100%, of the above-mentioned unexercisable stock options will expire. Accordingly, the number of exercisable options with a strike price of $42.00 represents 50% of the original award.

	Stock Awards
Name	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)(1)	Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)(2)
Richard L. Van Kirk	15,800	$689,512
Alisha K. Charlton	10,800	$471,312

(1)	Represents both performance awards and restricted shares which, upon vesting, will generally be paid in shares of our Common Stock. The performance awards, which includes 14,800 issued to Rick and 9,800 issued to Alisha vest on July 1, 2026. The restricted shares which account for 1,000 shares issued to both Rick and Alisha vest ratably, 200 shares per year over a five-year period beginning November 20, 2025.

(2)	The payout value of unearned shares is based upon the closing market price of our Common Stock on June 30, 2025, on the Nasdaq Capital Market of $43.64 per share.

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Pay Versus Performance

As required by the SEC’s pay versus performance (“PvP”) disclosure rules as set forth in Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between executive compensation actually paid and certain financial performance of the Company for the last three fiscal years. Under the PvP rules, the SEC has developed a new definition of executive “compensation actually paid” (“CAP”), which requires us to make various adjustments to amounts reported in the Summary Compensation Table (“SCT”). As required by SEC rules, the table presented below discloses CAP for (i) the Company’s principal executive officer (“PEO”), Rick, and (ii) the Company’s Named Executive Officers other than Rick (collectively, “Non-PEO NEOs”), on an average basis. Note that as a smaller reporting company we only have one Non-PEO NEO, Alisha, and as a result, the CAP for Non-PEO NEOs just reflects CAP for Alisha. Due to the valuation component of CAP, the dollar amounts do not reflect the actual amount of compensation earned or paid during the year.

The PvP table below provides compensation values reported in our current and prior SCTs, as well as the CAP amounts required in this section for the fiscal years ending June 30, 2023, 2024, and 2025.

Pay Versus Performance Table (“PvP”)

Year	SCT for PEO(1)	CAP for PEO(2)	SCT for Non-PEO NEO(3)	CAP for Non-PEO NEO(4)	Fixed $100 Investment Based on TSR(5)	Net Income (in 000’s)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2025	$652,951	$1,948,805	$357,825	$773,236	$271.22	$8,978
2024	$441,303	$397,475	$320,500	$328,349	$122.06	$2,127
2023	$418,605	$632,137	$297,613	$424,446	$118.71	$7,074

(1)	The dollar amounts reported in column (b) are the amounts of total compensation reported for Rick, our Chief Executive Officer, for each corresponding year in the “Total” column of the SCT. Refer to “Executive Compensation – Summary Compensation Table.”

(2)	The dollar amounts reported in column (c) represent the amount of CAP to Rick, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Rick during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Rick’s total compensation as reported in the SCT for each year to determine the CAP:

Year	SCT Total for PEO	SCT Reported Equity Award Value for PEO	Equity Award Adjustments for PEO(A)	CAP to PEO
2025	$652,951	$(47,630)	$1,343,484	$1,948,805
2024	$441,303	—	$(43,828)	$397,475
2023	$418,605	—	$213,532	$632,137

(A)	Represents the year-over-year change in the fair value of equity awards to Rick as summarized below:

Year	Add: fair value of awards granted during FY at end of year	Change in fair value of awards granted in any PY unvested at end of FY	Add for awards granted and vested in the same FY the fair value as of vesting date	Change in fair value as of vesting date of any awards from a PY vested in CY	Subtract: Awards granted in any PY fail to meet vesting conditions during the year; value at end of PY	Total Equity Award Adjustments
2025	$43,640	$1,394,524	$—	$(6,300)	$(88,380)	$1,343,484
2024	$—	$42,122	$—	$—	$(85,950)	$(43,828)
2023	$—	$288,017	$—	$140,840	$(215,325)	$213,532

(3)	The dollar amounts reported in column (d) of the PvP table represent the amounts reported for Alisha, who is the Company’s only Non-PEO NEOs in the “Total” column of the SCT in each applicable year.
(4)	The dollar amounts reported in column (e) represent the amount of CAP to Alisha, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Alisha during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Alisha’s total compensation as reported in the SCT for each year to determine the CAP:

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Year	SCT for Alisha Charlton	SCT Reported Equity Award Value for Alisha Charlton	Equity Award Adjustments for Alisha Charlton(A)	Compensation Actually Paid to Alisha Charlton
2025	$357,825	$(47,630)	$463,041	$773,236
2024	$320,500	$(20,070)	$27,919	$328,349
2023	$297,613	—	$126,833	$424,446

(A)	Represents the year-over-year change in the fair value of Alisha’s equity awards as summarized below:

Year	Add: fair value of awards granted during FY at end of year	Change in fair value of awards granted in any PY unvested at end of FY	Add for awards granted and vested in the same FY the fair value as of vesting date	Change in fair value as of vesting date of any awards from a PY vested in CY	Subtract: Awards granted in any PY fail to meet vesting conditions during the year; value at end of PY	Total Equity Award Adjustments
2025	$43,640	$451,867	$—	$(6,688)	$(25,778)	$463,041
2024	$39,280	$13,708	$—	$—	$(25,069)	$27,919
2023	$—	$92,897	$—	$88,184	$(54,248)	$126,833

(5)	Cumulative total shareholder return (“TSR”) assumes $100 is invested in Pro-Dex, Inc. common stock as of July 1, 2022. The TSR represents the cumulative value of the $100 investment as of the end of each fiscal year presented (each, a measurement period). Pursuant to SEC rules, TSR is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. However, as the Company does not pay dividends, TSR in this proxy statement is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement periods by the Company’s share price at the beginning of the measurement period.
(6)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

Analysis of the Information Presented in the Pay versus Performance Table

Our executive compensation program reflects a variable pay-for-performance philosophy, utilizing several performance measures to align executive compensation with our performance. Moreover, we generally seek to incentivize long-term performance, and therefore do not specifically align our performance measures with compensation that is actually paid (as computed in accordance with Item 402(v) of Regulation S-K) for a particular year. In accordance with Item 402(v) of Regulation S-K, we are providing the following descriptions of the relationships between information presented in the Pay versus Performance table.

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CAP and TSR

As demonstrated by the following graph, the amount of CAP for 2023, 2024 and 2025 and the CAP is generally aligned with our TSR over the three years presented in the table. The alignment of CAP with our TSR over the period presented is because a significant portion of the CAP is comprised of equity awards.

CAP and Net Income

As demonstrated by the following graph, the amount of CAP for 2023, 2024 and 2025 and is generally aligned with our net income over the three years presented in the table. However, as noted above, a significant portion of the CAP is comprised of equity awards, and therefore this may not always be the case.

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Compensation of Directors

In May 2016, our Board approved the following compensation plan for our non-employee directors:

•	A cash fee of $18,000 per fiscal year, paid quarterly in arrears; and
•	An additional cash fee of $7,000 per fiscal year for the Audit Committee Chair, paid quarterly in arrears.

The following table details the fees earned by our non-employee directors during fiscal 2025.

Name	Fees Earned or Paid in Cash(1) ($)	Total ($)
David C. Hovda	$25,000	$25,000
Raymond E. Cabillot	$18,000	$18,000
William J. Farrell III	$18,000	$18,000
Katrina M.K. Philp	$18,000	$18,000
Nicholas J. Swenson	$18,000	$18,000

(1)	The cash amount reported in this column represents amounts earned during fiscal 2025. All amounts were paid in fiscal 2025 except for the 4th quarter accrual, which was paid in fiscal 2026.

The Compensation Committee granted each non-employee director 1,000 restricted shares which vest ratably 200 shares per year over a five-year period beginning November 20, 2025.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of June 30, 2025 with respect to shares of Common Stock that may be issued under the Company’s equity compensation plans.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in the first column)
Equity compensation plans approved by Stockholders:
2016 Equity Incentive Plan	295,250	(1)	$42.38	(2)	993,000
2014 Employee Stock Purchase Plan	—		—		666,659

(1)	Represents performance awards issued to employees (including the Named Executive Officers) for 40,000 shares, restricted share awards issued to employees (including the Named Executive Officers) and directors for 18,000 shares, as well as nonqualified stock options issued to employees (including the Named Executive Officers) and directors to purchase 237,250 shares (of which 79,750 options are vested and exercisable). Whether any performance awards or unvested options vest, and the amount that does vest, is tied to the completion of various service periods that range from July 1, 2026 to July 1, 2031 and the achievement of our Common Stock trading at certain pre-determined prices. Whether any restricted share awards vest, and the amount that does vest is tied to the completion of various service periods that range from November 20, 2025 to November 20, 2030.
(2)	Represents the weighted average exercise price of the 237,250 non-qualified stock options included in the “Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights” column.

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Options and Equity Awards Generally

2016 Equity Incentive Plan

In the event of a change in control (as such term is defined in the 2016 Equity Incentive Plan, which definition includes, among other items, (a) conditions under which a person or group becomes a beneficial owner of 50% or more of the voting power of our outstanding stock, or (b) a majority change in the composition of our Board occurring within a one-year period, or (c) a change in the ownership of more than 40% of the Company’s assets, or (d) a complete liquidation or dissolution of the Company):

•	the Board has the discretion to accelerate the vesting of any outstanding options or stock appreciation rights;
•	unless otherwise set forth in the applicable award agreement, all restrictions applicable to restricted shares and restricted stock unit awards shall terminate fully and the underlying shares will be delivered; and
•	unless otherwise set forth in the applicable award agreement, all performance awards shall immediately become vested and payable within 30 days after a change of control.

AUDIT COMMITTEE REPORT

The Audit Committee reports to and acts on behalf of our Board in providing oversight to our financial management, independent registered public accounting firm, and financial reporting procedures. Our management is responsible for preparing our financial statements and the independent registered public accounting firm is responsible for auditing those statements. In this context, the Audit Committee has reviewed and discussed the audited financial statements contained in our 2025 Annual Report on Form 10-K with management and Baker Tilly US, LLP, the independent registered public accounting firm engaged to audit such financial statements.

The Audit Committee has discussed with Baker Tilly US, LLP the matters required to be discussed by Auditing Standard No. 16 (“Communications with Audit Committees”). The Audit Committee has received the written disclosures and the letter from Baker Tilly US, LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with Baker Tilly US, LLP its independence. In concluding that Baker Tilly US, LLP is independent, the Audit Committee considered, among other factors, whether any non-audit services provided by Baker Tilly US, LLP were compatible with maintaining its independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 30, 2025, and be filed with the SEC.

The Audit Committee has appointed Baker Tilly US, LLP to serve as our independent auditors for the fiscal year ending June 30, 2026.

AUDIT COMMITTEE

David C. Hovda	Raymond E. Cabillot	Katrina M.K. Philp

CODE OF ETHICS AND BUSINESS CONDUCT

Our code of ethics and business conduct (“code of ethics”), as approved by our Board, can be obtained from https://www.pro-dex.com/investors/governance.

We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of the code of ethics that relate to one of more of the items set forth in Item 406(b) of Regulation S-K and its successor regulation, by describing on our Internet website, within four business days following the date of a waiver or a substantive amendment, the date of the waiver or amendment, the nature of the amendment or waiver, and the name of the person to whom the waiver was granted. There have been no waivers of the code of ethics granted during the fiscal year ended June 30, 2025, and through the date of this proxy statement, nor have there been any requests for such waivers during that period.

Information on our Internet site is not, and shall not be deemed to be, a part of this proxy statement or incorporated into any other filings we make with the SEC.

17

INSIDER TRADING POLICY

We have adopted a Policy on Insider Trading governing the purchase, sale, and other dispositions of our securities by our directors, officers, employees, and any other individual determined to be subject to such policy. We believe our Policy on Insider Trading is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. Our Policy on Insider Trading is filed as Exhibit 19 to our Annual Report on Form 10-K for the year ended June 30, 2025.

POLICY ON HEDGING, SHORT-SELLING AND PLEDGING

Under our Policy on Insider Trading, unless advance approval is obtained from our Chief Financial Officer (who has been appointed as the compliance officer under our Policy on Insider Trading), our directors, executive officers, including our Named Executive Officers, and certain other employees are prohibited from: (i) purchasing financial instruments that are designed to hedge our securities or offset any fluctuations in the market value of our Common Stock; (ii) purchasing shares of our Common Stock on margin; (iii) short-selling shares of our Common Stock; and (iv) pledging, whether directly or indirectly, shares of our Common Stock as collateral for a loan, unless the aggregate fair market value of all collateral for the loan (inclusive of the fair market value of our Common Stock pledged as collateral for the loan) equals or exceeds 200% of the total obligations under the loan from time to time outstanding.

POLICIES AND PROCEDURES FOR APPROVAL OF RELATED PARTY TRANSACTIONS

Our Board has the responsibility to review and discuss with management and approve, and has adopted written policies and procedures relating to approval or ratification of, interested transactions with related parties. During this process, the material facts as to the related party’s interest in a transaction are disclosed to all Board members or an applicable committee. Under the policies and procedures, the Board is to review each interested transaction with a related party that requires approval and either approve or disapprove of the entry into the interested transaction. An “interested transaction” is any transaction in which we are a participant and any related party has or will have a direct or indirect interest. Transactions that are in the ordinary course of business and would not require either disclosure pursuant to Item 404(a) of Regulation S-K under the Securities Act or approval of the Board or an independent committee of the Board pursuant to applicable Nasdaq rules would not be deemed interested transactions. No director may participate in any approval of an interested transaction with respect to which such director is a related party. Our Board intends to approve only those related party transactions that are in the best interests of the Company and our shareholders.

We invest surplus cash from time to time through our Investment Committee, which is comprised of one management director, Rick, and two non-management directors, Ray and Nick, who chairs the committee.  Both Ray and Nick are active investors with extensive portfolio management expertise.  We leverage the experience of these committee members to make investment decisions for the investment of our surplus operating capital or borrowed funds.  Additionally, many of our securities holdings include stocks of public companies that either Nick or Ray or both may own from time to time either individually or through the investment funds that they manage, or other companies whose boards they sit on, such as Air T, Inc. (described below).

Certain Relationships and Related Transactions

We have invested in marketable equity securities at June 30, 2025 in the amount of $1.0 million in the common stock of Air T, Inc. (Nasdaq: AIRT). Two of our Board members, Nick and Ray, are also board members of Air T, Inc. and both either individually or through affiliates own an equity interest in Air T, Inc. Nick also serves as the Chief Executive Officer and Chairman of Air T, Inc. Another of our Board members, Katrina, is employed by Air T, Inc. as its Chief of Staff. The shares have been purchased through 10b5-1 Plans, which in accordance with our internal policies regarding the approval of related party transactions, was approved by our then three Board members that are not affiliated with Air T, Inc.

We own 2,126,673 shares of Monogram Technologies Inc., (Nasdaq: MGRM), formerly Monogram Orthopaedics Inc. (“Monogram”), common stock, which we purchased through the exercise of warrants. As of June 30, 2025, our investment in Monogram had an estimated fair value of $5.7 million. Rick, our Chief Executive Officer, has been a member of Monogram’s board of directors since 2017.

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Colorado law.

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Director Independence

Our corporate governance guidelines provide that a majority of the Board and all members of the Audit, Compensation, and Nominating Committees of the Board will be independent. On an annual basis, each director and executive officer is obligated to complete a Director and Officer Questionnaire that requires disclosure of any transactions with us in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. Following completion of these questionnaires, the Board, with the assistance of the Nominating Committee, makes an annual determination as to the independence of each director using the current standards for “independence” established by the SEC and Nasdaq, additional criteria set forth in our corporate governance guidelines, and consideration of any other material relationship a director may have with us.

The Board has determined that all of its directors are independent under these standards, except for Rick, our Chief Executive Officer and President, and Angel, our Director of Quality Systems and Regulatory Affairs.

COMMUNICATIONS WITH DIRECTORS

Our Board has established a process to receive communications from shareholders. Shareholders and other interested parties may contact any member (or all members) of our Board, or the independent directors as a group, any Board committee or any Chair of any such committee by mail or electronically. To communicate with our Board, any individual directors, or any group or committee of directors, correspondence should be addressed to our Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 2361 McGaw Avenue, Irvine, California 92614. To communicate with any of our directors electronically, a shareholder should send an email to our Secretary: alisha.charlton@pro-dex.com.

All communications received as set forth in the preceding paragraph will be opened by the Company’s Secretary for the sole purpose of determining whether the contents represent a message to one or more of the directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Secretary will make sufficient copies (or forward such information in the case of e-mail) of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

It is our policy that our directors are invited and encouraged to attend all of our annual meetings of shareholders either in person or telephonically. All of our directors except for Katrina Philp were in attendance at the 2024 Annual Meeting in person.

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Proposal No. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has appointed the firm of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026, and requests our shareholders to ratify this appointment. Our prior independent registered public accounting firm, Moss Adams LLP, merged with Baker Tilly US, LLP on June 3, 2025 with the combined firms continuing to operate under Baker Tilly US, LLP. In the event that our shareholders do not ratify the selection of Baker Tilly US, LLP as our independent public accountants, our Board will consider the selection of another independent public accounting firm. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interest and the best interest of our shareholders.

A representative of Baker Tilly US, LLP is expected to be present at the Annual Meeting. He or she will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

ACCOUNTING FEES

The Audit Committee’s policy is to pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee considers whether the performance of any service by our independent registered public accounting firm is compatible with maintaining such firm’s independence.

The following table sets forth the aggregate fees billed during the fiscal years ended June 30, 2025 and 2024 to our independent registered public accounting firm, Baker Tilly US, LLP (formerly Moss Adams, LLP), all of which were preapproved by the Audit Committee.

	Years ended June 30,
	2025	2024
Audit Fees(1)	$312,375	$439,950

(1)	Audit Fees consist of fees billed for professional services rendered for the audit of our consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided in connection with statutory and regulatory filings or engagements. The amounts above reflect amounts paid during the fiscal year which may include a combination of pre-billings and billings in arrears.

Required Vote and Board Recommendation

Although shareholder ratification is not required for the appointment of Baker Tilly US, LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2026, our Board has directed that this appointment be submitted to our shareholders for ratification at the Annual Meeting. Assuming a quorum is present at the Annual Meeting, this proposal will be ratified and approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY US, LLP TO SERVE AS OUR INDEPENDENT PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2026.

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Proposal No. 3

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Pursuant to Section 14A of the Exchange Act, we are asking our shareholders to vote to approve, on a nonbinding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our shareholders with an opportunity to express their views on our Named Executive Officers’ compensation. Although this advisory vote is nonbinding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage shareholders to read the “Compensation of Executive Officers and Management” section in this proxy statement, including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers for the fiscal year ended June 30, 2025. The compensation of our Named Executive Officers is designed to enable us to attract and retain talented and experienced executives to lead us successfully in a competitive environment. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our shareholders.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders approve, on an advisory basis, the compensation of our Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and any other related disclosure in the proxy statement.”

Required Vote and Board Recommendation

Assuming a quorum is present at the Annual Meeting, this proposal to approve, on an advisory basis, the compensation of our Named Executive Officers will be approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR”, ON AN ADVISORY BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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Proposal No. 4

ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

As described in Proposal No. 3 above, in accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, our shareholders have the opportunity to cast an advisory vote to approve the compensation of our Named Executive Officers. This Proposal No. 4 affords our shareholders the opportunity to cast an advisory vote on how often we should include an advisory vote on executive compensation in our proxy materials for future annual shareholder meetings or any special shareholder meeting for which we must include executive compensation information in the proxy materials for that meeting. Shareholders may vote to have the advisory vote on executive compensation occur every year, every two years, or every three years. Shareholders also may abstain from casting a vote on this proposal.

Our shareholders voted on a similar proposal at our 2019 Annual Meeting, with the majority voting to hold the advisory vote on executive compensation every year. We continue to believe that advisory votes on executive compensation should be conducted every year so that our shareholders may annually express their views on our executive compensation program.

Shareholders will be able to specify one of four choices for this proposal: one year, two years, three years, or abstain. The voting frequency option that receives the highest number of votes cast by shareholders will be deemed the frequency for the advisory vote on executive compensation that has been selected by shareholders. Although this advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers is nonbinding, our Board and the Compensation Committee will carefully review and consider the voting results when determining the frequency of future advisory votes to approve the compensation of our Named Executive Officers. It is expected that the next advisory vote on the frequency of advisory votes on executive compensation will occur at our 2031 Annual Meeting.

Required Vote and Board Recommendation

Assuming a quorum is present at the Annual Meeting, the voting frequency option that receives the highest number of votes will be deemed the frequency for the advisory vote on executive compensation that has been selected by our shareholders.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR “1 YEAR” WITH RESPECT THE FREQUENCY OF FUTURE ADVISORY VOTES TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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Proposal No. 5

AMEND THE 2016 EQUITY INCENTIVE PLAN

The Board unanimously adopted the 2016 Equity Incentive Plan (the “2016 Plan”) in September 2016 and it was approved by shareholders at the 2016 Annual Meeting, allowing for the issuance of 1,500,000 shares. In October 2025, the Board approved an amendment to the 2016 Plan for it to continue un-interrupted for an additional ten (10) years. The text of the amendment is attached to this proxy statement as Exhibit A. The below summary is qualified in its entirety by the full text of the 2016 Plan, which is set forth as Exhibit B to this proxy statement. Capitalized terms used in this proposal are defined in the 2016 Plan.

Reasons for the Amendment

The Company believes its employees are valuable assets. Offering various equity incentives, such as non-qualified stock options, incentive stock options, restricted shares, restricted stock units, performance awards and other stock-based awards (collectively, “Awards”) can assist us in attracting and retaining our valuable employees. In addition, the Company believes that employees who have a stake in the future success of its business become highly motivated to achieve the Company’s long-term business goals and to expend maximum effort in the creation of shareholder value, thereby linking the interests of such individuals with those of shareholders generally.

The Company has granted performance awards for 200,000 shares of common stock, non-qualified stock options for 372,000 shares of common stock, and 18,000 restricted shares of common stock under the 2016 Plan. The Board believes that increased time provided by the amendment is essential to the Company’s continued growth, and therefore in the best interest of its shareholders.

Administration

The Compensation Committee of the Board of Directors will administer the 2016 Plan. All Awards are approved by the Compensation Committee. With respect to the participation of individuals whose transactions in the Company's equity securities are subject to Section 16 of the Exchange Act, the Plan must be administered in compliance with the requirements, if any, of Rule 16b-3 under the Exchange Act. Subject to the provisions of the Plan, the Compensation Committee determines the persons to whom awards are to be granted, the number of shares to be covered by each award, whether an option is to be an incentive stock option or a non-qualified stock option, the terms of vesting and exercisability of each option or other award, including the effect thereon of an optionee's termination of service, the type of consideration to be paid to the Company upon exercise of an option, the duration of each award, and all other terms and conditions of the awards, subject to the policy that neither the Board of Directors nor the Compensation Committee may reprice stock options.

Eligibility

Generally, all employees, directors and consultants of the Company or of any present or future parent or subsidiary corporations of the Company are eligible to participate in the 2016 Plan. Any person eligible under the Plan may be granted a non-qualified stock option. However, only employees may be granted incentive stock options.

New Plan Benefits

Because Awards under the 2016 Plan are discretionary, no future Awards under the 2016 Plan are determinable at this time.

23

Merger and Change in Control

Merger.    Effective upon a merger, as defined in the Plan, all outstanding awards shall terminate unless they are assumed or continued in connection with the merger. The Compensation Committee has the authority to provide for full or partial vesting of unvested Awards and the release from restrictions on transfer and repurchase or forfeiture rights of Awards in connection with a merger. The Compensation Committee may condition any such Award vesting and exercisability or release from restrictions on the termination of service of the participant to the Company within a specified period following the effective date of the merger.

Change in control.    Unless otherwise provided in the applicable award agreement, effective upon a change in control, as defined in the Plan, all options and SARs outstanding on the date of such change in control will be assumed by, or replaced with comparable awards, by the surviving corporation, the options and SARs will be converted into options and SARs of the surviving corporation, except as to options or SARs granted to a participant where a change in control resulted from such participant's beneficial ownership of the Company's securities.  The Board of Directors will have the discretion to accelerate or vest outstanding options and SARs, or determine that any restrictions on any options or SARs shall lapse, or that the options and SARs will terminate as provided in the Plan. Unless otherwise provided in the applicable award agreement, effective upon a change in control, all restrictions applicable to Restricted Share and RSU awards will terminate fully and the full number of shares subject to each Restricted Share award or the number of shares subject to settlement under each RSU will immediately be delivered as provided in the Plan, except as to Restricted Share and RSU awards granted to a participant where a change in control resulted from such participant's beneficial ownership of the Company's securities. Unless otherwise provided in the applicable award agreement, in the event of a change in control, all Performance Awards shall immediately become vested and payable to all participants as provided in the Plan, within 30 days after such change in control, except as to Performance Awards granted to a participant where a change in control resulted from such participant's beneficial ownership of the Company's securities.

Amendment and Termination

The Board and/or the Compensation Committee may amend or terminate the 2016 Plan at any time. The termination of the 2016 Plan shall not have any effect on any Award outstanding at the time of the termination of the 2016 Plan and may be exercised after termination of the 2016 Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

Accordingly, we ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the shareholders amend the 2016 Equity Incentive Plan.”

Required Vote and Board Recommendation

Assuming a quorum is present at the Annual Meeting, this proposal to approve the amendment to the 2016 Plan will be approved if the votes cast in favor of this proposal exceed the votes cast opposing this proposal.

OUR BOARD RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE AMENDMENT TO THE 2016 EQUITY INCENTIVE PLAN.

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ANNUAL REPORT

Our Annual Report on Form 10-K containing audited financial statements for the fiscal year ended June 30, 2025 accompanies this proxy statement. Such report is not incorporated herein and is not deemed to be a part of this proxy solicitation material.

PROPOSALS OF SHAREHOLDERS

Proposals by shareholders and submissions by shareholders of director nominees that are intended for inclusion in our proxy statement and proxy card and to be presented at our next annual meeting must be received by us by June 12, 2026 (120 days prior to the anniversary of the mailing date of this proxy statement), in order to be considered for inclusion in our proxy materials. Such proposals should be addressed to our Secretary and must be received at our principal executive offices and may be included in next year’s proxy materials if they comply with certain rules and regulations of the SEC governing shareholder proposals.

Proposals by shareholders, as well as shareholder nominees for director, for possible consideration at our next annual meeting that are not intended for inclusion in our proxy materials must also be received by our Secretary no later than June 12, 2026 (120 days prior to the anniversary of the mailing date of this proxy statement). Every shareholder notice must also comply with certain other requirements set forth in our Bylaws, a copy of which may be obtained by written request delivered to our Secretary.

In addition to complying with our Bylaws, shareholders who intend to solicit proxies in support of a director nominee other than our nominees for consideration by shareholders at our next annual meeting must also comply with the additional requirements of the SEC’s “universal proxy card” rules under Rule 14a-19 of the Exchange Act. Rule 14a-19 requires proponents to provide a timely notice to the Secretary (as described above), setting forth all of the information and disclosures required by Rule 14a-19.

OTHER MATTERS

Our Board knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holder.

OUR SHAREHOLDERS ARE URGED TO PROMPTLY SUBMIT THEIR PROXY OR VOTING INSTRUCTIONS AS SOON AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS, WHICH WAS MAILED TO YOU ON OR ABOUT OCTOBER 10, 2025. IF YOU REQUEST PRINTED COPIES OF THE PROXY MATERIALS BY MAIL, YOU CAN ALSO VOTE BY MAIL OR BY TELEPHONE.

By Order of the Board of Directors, PRO-DEX, INC. /s/ Alisha K. Charlton Corporate Secretary Irvine, California

SHAREHOLDERS MAY OBTAIN, FREE OF CHARGE, A PAPER COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2025 (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO: INVESTOR RELATIONS, PRO-DEX, INC., 2361 MCGAW AVENUE, IRVINE, CALIFORNI A 92614 OR CALLING (949) 769-3200.

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Exhibit A

PRO-DEX, INC.

FIRST AMENDMENT TO 2016 EQUITY INCENTIVE PLAN

This First Amendment (this “Amendment”) to the 2016 Equity Incentive Plan (the “Plan”) is made as of October 1, 2025. Capitalized terms used herein without definition shall have the meanings ascribed to those terms in the Plan.

WHEREAS, in September 2016, the Board of Pro-Dex, Inc. a Colorado corporation (the “Company”) established, adopted and approved the Plan, which was ratified and approved by the shareholders of the Company at the Company’s 2016 Annual Meeting of Shareholders;

WHEREAS, Article 10 of the Plan permits the Board to amend the Plan, provided that to the extent necessary it obtain the requisite affirmative approval of shareholders of the Company as required under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities.

WHEREAS, the Board desires to amend the Plan to extend its term through September 30, 2036,

WHEREAS, this Amendment shall be submitted to the Company’s shareholders for approval, and shall become effective as of the date on which the Company’s shareholders approve this Amendment (the “Amendment Effective Date”)

WHEREAS, the Board has approved and authorized this Amendment to the Plan and has recommended that the shareholders of the Company approve this Amendment;

WHEREAS, if the Company’s shareholders fail to approve this Amendment, the existing Plan shall continue in full force and effect;

NOW, THEREFORE, pursuant to Article 10 of the Plan, the Plan is hereby amended as follows, effective as of the Amendment Effective Date:

1.Article I section 1.2 of the Plan is hereby amended and restated in its entirety to read as follows:

1.2 Adoption and Term.  The Plan has been approved by the Board to be effective as of September 29, 2016, subject to the approval of shareholders of the Company. The Plan as amended on October 1, 2025, shall remain in effect until terminated by action of the Board; provided, however, that no Awards may be granted hereunder after September 30, 2036.

2. Except as expressly amended by this Amendment, all terms and conditions of the Plan shall remain in full force and effect.

IN WITNESS HEREOF, the Company, by its duly authorized officer, has executed this Amendment to the 2016 Equity Incentive Plan, on the date as first set forth above, to be effective as of the Amendment Effective Date.

PRO-DEX, INC.
/s/ Richard Van Kirk By: Richard Van Kirk Title: Chief Executive Officer

A-1

Exhibit B

PRO-DEX, INC.

2016 EQUITY INCENTIVE PLAN

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN 1.1   Purpose.  The purpose of the Pro-Dex, Inc. 2016 Equity Incentive Plan (as amended from time to time, the "Plan") is to assist in attracting and retaining highly competent employees, directors and consultants, to act as an incentive in motivating selected employees, directors and consultants of the Company and its subsidiaries to achieve long-term corporate objectives and to enable stock-based incentive awards to qualify as performance-based compensation for purposes of the tax deduction limitations under Section 162(m) of the Code.

1.2 Adoption and Term.  The Plan has been approved by the Board to be effective as of September 29, 2016, subject to the approval of shareholders of the Company. The Plan shall remain in effect until terminated by action of the Board; provided, however, that no Awards may be granted hereunder after the tenth anniversary of its initial effective date.

ARTICLE II

DEFINITIONS

For the purpose of the Plan, capitalized terms shall have the following meanings:

2.1 Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares and Restricted Stock Units described in Article VII, Performance Awards described in Article VIII, other stock-based Awards described in Article IX, or any other Award made under the terms of the Plan.

2.2 Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

2.3 Assumed means that pursuant to a Merger either (i) the Award is expressly affirmed by the Company, (ii) the contractual obligations represented by the Award are expressly assumed (and not simply by operation of law) by the successor entity or its parent in connection with the Merger with appropriate adjustments to the number and type of securities of the successor entity or its parent subject to the Award and the exercise or purchase price thereof which at least preserves the compensation element of the Award existing at the time of the Merger as determined in accordance with the instruments evidencing the agreement to assume the Award, or (iii) the Award is otherwise to continue in effect following the Merger.

2.4 Award Period means, with respect to an Award, the period of time, if any, set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

2.5 Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company, or if no such written designation is filed, by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

2.6 Board means the Board of Directors of the Company.

B-1

2.7 Change in Control means the occurrence of subparagraph (a), (b), (c), or (d) below or any combination of said event(s). Notwithstanding the foregoing, the term "Change of Control" shall also have such additional meanings as are permitted or required under Section 409A:

(a) Change of Ownership of the Company.  A change of ownership of the Company occurs on the date that any one person or persons acting as a Group (as that term is defined in Subparagraph (2) below) acquires ownership of the stock of the Company, that, together with stock held by such person or Group, constitutes more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company or of any corporation that owns at least fifty percent (50%) of the total fair market value and total voting power of Company.

(1)       However, if any person or Group is considered to own more than fifty percent (50%) of the total fair market value or total voting power of the stock of the Company, the acquisition of additional stock by the same person or Group of persons is not considered to cause a Change of Control. In addition, the term Change of Control shall apply if there is an increase in the percentage of stock owned by any one person or persons, acting as a Group, as a result of a transaction in which the Company acquires its stock in exchange for property. The rule set forth in the immediately preceding sentence applies only when there is a transfer of stock of Company (or issuance of stock of Company) and the stock of Company remains outstanding after the transaction.

(2)       Persons will not be considered to be acting as a Group solely because they purchase or own stock of the Company at the same time, or as a result of the same public offering. However, persons will be considered to be acting as a Group if they are shareholders of the Company and it enters into a merger, consolidation, purchase or acquisition of stock or similar business transaction with another corporation. If a person owns stock in Company and another corporation is involved in a business transaction, then the stockholder of Company is deemed to be acting as a Group with other shareholders in the Company prior to the transaction

(b)  Change in Board of Directors. The date a majority of the members of the Company’s Board of Directors are replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's Board of Directors before the date of the appointment or election.

(c) Change in Ownership of Company's Assets.  A change in the ownership of a substantial portion of Company's assets occurs on the date that any person, or more than one person acting as a Group, acquires or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total fair market value equal to more than forty percent (40%) of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding the foregoing, there will be no Change in Control pursuant to this Subparagraph (c) if the assets are transferred to:

(i)        A shareholder of Company (immediately before the asset transfer) in exchange for or with respect to its stock;

(ii)       An entity, fifty percent (50%) or more of the total value or voting power of which is owned directly or indirectly, by the Company;

(iii)      A person, or more than one person, acting as a Group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company; or

(iv)       An entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a person described in Subparagraph (iii) immediately above.

(d) a complete liquidation or dissolution of the Company.

B-2

2.8 Code means the Internal Revenue Code of 1986, as amended.  References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

2.9 Committee means the Compensation Committee of the Board.

2.10 Company means Pro-Dex, Inc. and its successors.

2.11 Common Stock means the common stock of the Company, no par value per share.

2.12 Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

2.13 Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

2.14 Dividend Equivalent Account means a bookkeeping account in accordance with under Section 10.17 and related to an Award that is credited with the amount of any cash dividends or stock distributions that would be payable with respect to the shares of Common Stock subject to such Awards had such shares been outstanding shares of Common Stock.

2.15 Exchange Act means the Securities Exchange Act of 1934, as amended.

2.16 Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.2(b).

2.17 Fair Market Value means, on any date, (i) the closing sale price of a share of Common Stock, as reported on the Nasdaq Capital Market (“NASDAQ”) (or other established stock exchange on which the Common Stock is regularly traded) on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported; or (ii) if shares of Common Stock are not listed for trading on an established stock exchange, Fair Market Value shall be determined by the Committee in good faith.

2.18 Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

2.19 Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

2.20 Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

2.21 Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

2.22 Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

2.23 Participant means a person designated to receive an Award under the Plan in accordance with Section 5.1.

2.24 Performance Awards means Awards granted in accordance with Article VIII.

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2.25 Performance Goals are based on one or more of the following measures and intended to comply with the performance-based compensation exception under Code Section 162(m):

•	Net earnings or net income (before or after taxes)

•	Earnings per share or earnings per share growth, total units, or unit growth
•	Net sales, sales growth, total revenue, or revenue growth
•	Net operating profit
•	Return measures (including, but not limited to, return on assets, capital, invested capital, equity, sales, or revenue)
•	Cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity, and cash flow return on investment)
•	Earnings before or after taxes, interest, depreciation, and/or amortization
•	Gross or operating margins
•	Productivity ratios
•	Share price or relative share price (including, but not limited to, growth measures and total stockholder return)
•	Expense targets
•	Margins
•	Operating efficiency
•	Customer retention or satisfaction
•	Working capital targets

Without limiting the generality of the foregoing (and to the degree consistent with Code Section 162(m)), the Committee shall have the authority, at the time it establishes the performance objectives for any given performance period, to make equitable adjustments in the business criteria in recognition of unusual or non-recurring events affecting the Company or its operating divisions, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in generally accepted accounting principles, or as the Committee determines to be appropriate to reflect a true measurement of the profitability of the Company or its operating divisions, as applicable and to otherwise satisfy the objectives of the Plan.

2.26 Plan has the meaning given to such term in Section 1.1.

2.27 Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.1(b).

2.28 Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

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2.29 Restricted Stock Unit means a unit representing the right to receive Common Stock or the value thereof in the future subject to restrictions imposed in connection with Awards granted under Article VII.

2.30 Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

2.31 Stock Appreciation Rights means awards granted in accordance with Article VI.

2.32 Subsidiary means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

2.33 Termination of Service means the voluntary or involuntary termination of a Participant's service as an employee, director or consultant with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Service, or whether and when a Termination of Service shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III

ADMINISTRATION

3.1 Committee.

(a) Duties and Authority.  The Plan shall be administered by the Committee and the Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to make all factual determinations with respect to and take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board.  Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.1 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

(b) Indemnification.  Each person who is or shall have been a member of the Board or the Committee, or an officer or employee of the Company to whom authority was delegated in accordance with the Plan shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such individual in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf; provided, however, that the foregoing indemnification shall not apply to any loss, cost, liability, or expense that is a result of his or her own willful misconduct. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, conferred in a separate agreement with the Company, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

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ARTICLE IV

SHARES

    4.1 Number of Shares Issuable.  The maximum aggregate number of shares of Common Stock that may be issued pursuant to Awards shall be 1,500,000 shares of Common Stock, all of which shares of Common Stock may be issued under the Plan as Incentive Stock Options. The foregoing share limits shall be subject to adjustment in accordance with Section 10.7. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock that shall have been reacquired by the Company.

4.2 Shares Subject to Terminated Awards.  Common Stock covered by any unexercised portions of terminated or forfeited Options (including canceled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.2(a), Stock Units and other stock-based Awards terminated or forfeited as provided in Article IX, and Common Stock subject to any Awards that are otherwise surrendered by the Participant may again be subject to new Awards under the Plan.

ARTICLE V

PARTICIPATION     5.1 Eligible Participants.  Participants in the Plan shall be such employees, directors and consultants of the Company and its Subsidiaries as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive Awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan.  The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.  Incentive Stock Options may only be granted to employees of the Company or its Subsidiaries. Subject to adjustment in accordance with Section 10.7, in any calendar year, no Participant shall be granted Awards in respect of more than 100,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other Awards of Common Stock or rights with respect thereto). Furthermore, subject to adjustment in accordance with Section 10.7, in any calendar year, no more than a total of 75,000 shares of Common Stock may be granted as Awards under the Plan to the Company's non-employee directors.

ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

6.1 Option Awards.

(a) Grant of Options.  The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of the Plan, as may be established by the Committee.  The terms of any Option granted under the Plan shall be set forth in an Award Agreement.

(b) Purchase Price of Options.  The “Purchase Price” of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that in no event shall the Purchase Price be less than the Fair Market Value on the Date of Grant. In the case of an Incentive Stock Option granted to a Participant who, on the Date of Grant owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or its Subsidiaries, the per share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the Date of Grant.

(c) Designation of Options.  The Committee shall designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

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(d) Incentive Stock Option Share Limitation.  Notwithstanding an Option's designation as an Incentive Stock Option, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 limitation of Section 422(d) of the Code is not exceeded.  The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value (measured on the Date of Grant) of the shares of Common Stock subject to Options designated as Incentive Stock Options which first become exercisable in any one calendar year (under the Plan or any other plans of the Company and its Subsidiaries).  For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted.

(e) Rights As a Stockholder.  A Participant or a transferee of an Option pursuant to Section 10.4 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 10.7.

6.2 Stock Appreciation Rights.

(a) Stock Appreciation Right Awards.  The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights.  Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant.  Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.2(c).

(b) Exercise Price.  The Exercise Price established under any Stock Appreciation Right granted under the Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option; provided, however, that in no event shall the Exercise Price be less than the Fair Market Value on the Date of Grant. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

(c) Payment of Incremental Value.  Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

6.3 Terms of Stock Options and Stock Appreciation Rights.

(a) Conditions on Exercise.  An Award Agreement with respect to Options or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

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(b) Duration of Options and Stock Appreciation Rights.  Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

(i)   Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement;

(ii)  Termination of the Award on, or within a specified period after, a Participant's disability, retirement, death or other Termination of Service as provided in the Award Agreement;

(iii) Ten years from the Date of Grant;

(iv) In the case of an Incentive Stock Option granted to a Participant  who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its Subsidiaries, five years from the Date of Grant; or

(v) Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

(c) Acceleration or Extension of Exercise Time.  The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right; provided, however, that in no event shall the period to exercise an Option or Stock Appreciation Rights be extended beyond the ten-year anniversary of the Sate of Grant or, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any of its Subsidiaries, five years from the Date of Grant.

6.4 Exercise Procedures.  Each Option and Stock Appreciation Right granted under the Plan shall be exercised prior to the close of business on the expiration date of the Option or Stock Appreciation Right by notice to the Company or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time. The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full in cash by the Participant pursuant to the Award Agreement; provided, however, that the Committee may (but shall not be required to) permit payment to be made by delivery to the Company of either (a) Common Stock (which may include Restricted Shares or shares otherwise issuable in connection with the exercise of the Option, subject to such rules as the Committee deems appropriate) or (b) any combination of cash and Common Stock, or (c) such other consideration as the Committee deems appropriate and in compliance with applicable law (including payment under an arrangement constituting a brokerage transaction as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board, unless prohibited by Section 402 of the Sarbanes-Oxley Act of 2002). In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option may again be used for awards under the Plan.

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6.5 Assumption of Grants Upon a Change in Control. Upon a Change in Control where the Company is not the surviving corporation (or survives only as a subsidiary of another corporation), unless the Board determines otherwise, all outstanding Options and Stock Appreciation Rights that are not exercised shall be Assumed by, or replaced with comparable options by the surviving corporation (or a parent or subsidiary of the surviving corporation), and outstanding Stock Awards shall be converted to Stock Awards of the surviving corporation (or a parent or subsidiary of the surviving corporation); provided, that, this sentence shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities. Notwithstanding the foregoing, in the event of a Change of Control, the Board, in its discretion, may take any of the following actions with respect to any or all outstanding Grants: the Board may (i) determine that outstanding Options and/or Stock Appreciation Rights shall accelerate and become exercisable, in whole or in part, upon the Change of Control or upon such other event as the Board determines, (ii) determine that the restrictions and conditions on outstanding Stock Awards shall lapse, in whole or in part, upon the Change of Control or upon such other event as the Board determines, (iii) require that Grantees surrender their outstanding Options and/or Stock Appreciation Rights in exchange for a payment by the Company, in cash or stock as determined by the Board, in an amount equal to the amount by which the then Fair Market Value of the shares of Company Stock subject to the Grantee's unexercised Options and/or Stock Appreciation Rights exceeds the Exercise Price of the Options or (iv) after giving Grantees an opportunity to exercise their outstanding Options and/or Stock Appreciation Rights, terminate any or all unexercised Options and/or Stock Appreciation Rights at such time as the Board deems appropriate.  Such surrender or termination shall take place as of the date of the Change of Control or such other date as the Board may specify. The Board shall have no obligation to take any of the foregoing actions, and, in the absence of any such actions, outstanding Options, Stock Appreciation Rights and Stock Awards shall continue in effect according to their terms (subject to any assumption discussed above).

ARTICLE VII

RESTRICTED SHARES AND RESTRICTED STOCK UNITS

7.1 Award of Restricted Stock and Restricted Stock Units. The Committee may grant to any Participant an Award of Restricted Shares consisting of a specified number of shares of Common Stock issued to the Participant subject to such terms, conditions and forfeiture and transfer restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. The Committee may also grant Restricted Stock Units representing the right to receive shares of Common Stock in the future subject to such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of specified shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares or Restricted Stock Units intended to qualify as "performance-based" compensation for purposes of Section 162(m) of the Code, performance targets will consist of specified levels of one or more of the Performance Goals. The terms of any Restricted Share and Restricted Stock Unit Awards granted under the Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan.

7.2 Restricted Shares.

(a) Issuance of Restricted Shares.  As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.2(d), one or more share certificates, registered in the name of the Participant, for an appropriate number of shares as provided in Section 7.2(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

(b) Stockholder Rights.  Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.2(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a stockholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.2(a).

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(c) Restriction on Transferability.  None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a Participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

(d) Delivery of Shares upon Vesting.  Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.4, the restrictions applicable to the Restricted Shares shall lapse.  As promptly as administratively feasible thereafter, subject to the requirements of Section 10.5, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

(e) Forfeiture of Restricted Shares.  Subject to Sections 7.2(f) and 7.4, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

(f) Waiver of Forfeiture Period.  Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

7.3 Restricted Stock Units.

(a) Settlement of Restricted Stock Units.  Payments shall be made to Participants with respect to their Restricted Stock Units as soon as practicable after the Committee has determined that the terms and conditions applicable to such Award have been satisfied or at a later date if distribution has been deferred. Payments to Participants with respect to Restricted Stock Units shall be made in the form of Common Stock, or cash or a combination of both, as the Committee may determine. The amount of any cash to be paid in lieu of Common Stock shall be determined on the basis of the Fair Market Value of the Common Stock on the date any such payment is processed. As to shares of Common Stock which constitute all or any part of such payment, the Committee may impose such restrictions concerning their transferability and/or their forfeiture as may be provided in the applicable Award Agreement or as the Committee may otherwise determine, provided such determination is made on or before the date certificates for such shares are first delivered to the applicable Participant.

(b) Shareholder Rights.  Until the lapse or release of all restrictions applicable to an Award of Restricted Stock Units, no shares of Common Stock shall be issued in respect of such Awards and no Participant shall have any rights as a stockholder of the Company with respect to the shares of Common Stock covered by such Award of Restricted Stock Units.

(c) Waiver of Forfeiture Period.  Notwithstanding anything contained in this Section 7.3 to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of shares issuable upon settlement of the Restricted Stock Units constituting an Award) as the Committee shall deem appropriate.

(d) Deferral of Payment.  If approved by the Committee and set forth in the applicable Award Agreement, a Participant may elect to defer the amount payable with respect to the Participant's Restricted Stock Units in accordance with such terms as may be established by the Committee.

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7.4 Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to Restricted Shares and Restricted Stock Unit Awards shall terminate fully and the Participant shall immediately have the right to the delivery in accordance with Section 7.2(d) of a share certificate or certificates evidencing a number of shares of Common Stock equal to the full number of shares subject to each such Award (in the case of Restricted Stock) or payment in accordance with Section 7.3(a) of a number of shares of Common Stock determined by the Committee, in its discretion, but, in the case of a performance-based or other contingent Award, in no event less than the number of shares payable at the "target" level for each such Award (in the case of Restricted Stock Units). The provisions of this Section 7.4 shall not be applicable to any Restricted Share or Restricted Stock Unit Award granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE VIII

PERFORMANCE AWARDS

8.1 Performance Awards.

(a) Award Periods and Calculations of Potential Incentive Amounts.  The Committee may grant Performance Awards to Participants.  A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible Participants, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

(b) Performance Targets.  Subject to Section 10.18, the performance targets applicable to a Performance Award may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant in each case as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period.

(c) Earning Performance Awards.  A Participant's Performance Award shall be determined based on the attainment of written Performance Goals approved by the Committee for a performance period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25 percent of the relevant performance period.

(d) Payment of Earned Performance Awards.  Subject to the requirements of Section 10.5, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define, and set forth in the applicable Award Agreement, such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable. The Committee shall determine whether, with respect to a performance period, the applicable Performance Goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance Award. No Performance Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion after the end of such performance period; provided, however, that a Participant may, if and to the extent permitted by the Committee and consistent with the provisions of Section 409A of the Code, elect to defer payment of a Performance Award.

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8.2 Termination of Service.  In the event of a Participant's Termination of Service during an Award Period, the Participant's Performance Awards shall be forfeited except as may otherwise be provided in the applicable Award Agreement.

8.3 Change in Control.  Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully vested and payable to all Participants and shall be paid to Participants in accordance with Section 8.1(d), within 30 days after such Change in Control. The provisions of this Section 8.3 shall not be applicable to any Performance Award granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE IX

OTHER STOCK-BASED AWARDS

9.1 Grant of Other Stock-Based Awards.  Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock or dividends on Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of the Plan with respect to such Award.

9.2 Terms of Other Stock-Based Awards.  In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

(a) Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

(b) If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

(c) The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Service prior to the exercise, payment or other settlement of such Award, whether such termination occurs because of retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

ARTICLE X

TERMS APPLICABLE GENERALLY TO AWARDS GRANTED UNDER THE PLAN

        10.1 Plan Provisions Control Award Terms.  Except as provided in Section 10.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan, except to the extent such authority is expressly granted to the Committee pursuant to another provision of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 10.3 and Section 10.7, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

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10.2 Award Agreement.  No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other written Award acknowledgment authorized by the Committee and signed by an authorized representative of the Company expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

10.3 Modification of Award After Grant.  No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

10.4 Limitation on Transfer.  Except as provided in Section 7.1(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant.  Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

10.5 Taxes.  The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

(a) The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

(b) In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

10.6 Surrender of Awards.  Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve.  With the consent of the Participant, the Committee may substitute a new Award under the Plan in connection with the surrender by the Participant of an equity compensation award previously granted under the Plan or any other plan sponsored by the Company; provided, however, that no such substitution shall be permitted without the approval of the Company's shareholders if such approval is required by the rules of any applicable stock exchange.

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10.7 Adjustments to Reflect Capital Changes.

(a) Recapitalization.  In the event of any corporate event or transaction (including, but not limited to, a change in the Common Stock or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, partial or complete liquidation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, a combination or exchange of Common Stock, dividend in kind, or other like change in capital structure, number of outstanding shares of Common Stock, distribution (other than normal cash dividends) to shareholders of the Company, or any similar corporate event or transaction, the Committee, in order to prevent dilution or enlargement of Participants' rights under the Plan, shall make equitable and appropriate adjustments and substitutions, as applicable, to or of the number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for future issuance under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year, and other determinations applicable to outstanding Awards. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

(b) Merger.  Effective upon the consummation of a Merger, all outstanding Awards under the Plan shall terminate. However, all such Awards shall not terminate to the extent they are assumed in connection with the Merger. The Committee shall have the authority, exercisable either in advance of any actual or anticipated Merger or at the time of an actual Merger and exercisable at the Date of Grant of an Award under the Plan or any time while an Award remains outstanding, to provide for the full or partial automatic vesting and exercisability of one or more outstanding unvested Awards under the Plan and the release from restrictions on transfer and repurchase or forfeiture rights of such Awards in connection with a Merger, on such terms and conditions as the Committee may specify. The Committee also shall have the authority to condition any such Award vesting and exercisability or release from such limitations upon the subsequent Termination of Service of the Participant within a specified period following the effective date of the Merger. The Committee may provide that any Awards so vested or released from such limitations in connection with a Merger shall remain fully exercisable until the expiration or sooner termination of the Award. Any Incentive Stock Option accelerated under this Section 11.7(b) in connection with a Merger shall remain exercisable as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) is not exceeded.

(c) Options to Purchase Shares or Stock of Acquired Companies.  After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion.  Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

10.8 No Right to Continued Service.  No person shall have any claim of right to be granted an Award under the Plan.  Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the service of the Company or any of its Subsidiaries.

10.9 Awards Not Includable for Benefit Purposes.  Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

10.10 Governing Law.  All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Colorado and construed in accordance therewith.

10.11 No Strict Construction.  No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

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10.12 Compliance with Rule 16b-3.  It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

10.13 Captions.  The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

10.14 Severability.  Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

10.15 Amendment and Termination.

(a) Amendment.  The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of shareholders of the Company, make any amendment which requires shareholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

(b) Termination.  The Board shall have the right and the power to terminate the Plan at any time.  No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

10.16 Foreign Qualified Awards.  Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

10.17 Dividend Equivalents.  For any Award granted under the Plan, the Committee shall have the discretion, upon the Date of Grant or thereafter, to establish a Dividend Equivalent Account with respect to the Award, and the applicable Award Agreement or an amendment thereto shall confirm such establishment. If a Dividend Equivalent Account is established, the following terms shall apply:

(a) Terms and Conditions.  Dividend Equivalent Accounts shall be subject to such terms and conditions as the Committee shall determine and as shall be set forth in the applicable Award Agreement. Such terms and conditions may include, without limitation, for the Participant's Account to be credited as of the record date of each cash dividend on the Common Stock with an amount equal to the cash dividends which would be paid with respect to the number of shares of Common Stock then covered by the related Award if such shares of Common Stock had been owned of record by the Participant on such record date.

(b) Unfunded Obligation.  Dividend Equivalent Accounts shall be established and maintained only on the books and records of the Company and no assets or funds of the Company shall be set aside, placed in trust, removed from the claims of the Company's general creditors, or otherwise made available until such amounts are actually payable as provided hereunder.

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10.18 Adjustment of Performance Goals and Targets.  Notwithstanding any provision of the Plan to the contrary, the Committee shall have the authority to adjust any Performance Goal, performance target or other performance-based criteria established with respect to any Award under the Plan if circumstances occur (including, but not limited to, unusual or nonrecurring events, changes in tax laws or accounting principles or practices or changed business or economic conditions) that cause any such Performance Goal, performance target or performance-based criteria to be inappropriate in the judgment of the Committee; provided, that with respect to any Award that is intended to qualify for the "performance-based compensation" exception under Section 162(m) of the Code and the regulations thereunder, any adjustment by the Committee shall be consistent with the requirements of Section 162(m) and the regulations thereunder.

10.19 Legality of Issuance.  Notwithstanding any provision of the Plan or any applicable Award Agreement to the contrary, the Committee shall have the sole discretion to impose such conditions, restrictions and limitations (including suspending exercises of Options or Stock Appreciation Rights and the tolling of any applicable exercise period during such suspension) on the issuance of Common Stock with respect to any Award unless and until the Committee determines that such issuance complies with (i) any applicable registration requirements under the Securities Act of 1933 or the Committee has determined that an exemption there from is available, (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed, and (iii) any other applicable provision of state, federal or foreign law, including foreign securities laws where applicable.

10.20 Restrictions on Transfer.  Regardless of whether the offering and sale of Common Stock under the Plan have been registered under the Securities Act of 1933 or have been registered or qualified under the securities laws of any state, the Company may impose restrictions upon the sale, pledge, or other transfer of such Common Stock (including the placement of appropriate legends on stock certificates) if, in the judgment of the Company and its counsel, such restrictions are necessary or desirable to achieve compliance with the provisions of the Securities Act of 1933, the securities laws of any state, the United States or any other applicable foreign law.

10.21 Further Assurances.  As a condition to receipt of any Award under the Plan, a Participant shall agree, upon demand of the Company, to do all acts and execute, deliver and perform all additional documents, instruments and agreements which may be reasonably required by the Company, to implement the provisions and purposes of the Plan.

10.22 Clawback/Repayment. All Awards shall be subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with (i) any clawback, forfeiture or other similar policy adopted by the Board or Committee and as in effect from time to time; and (ii) applicable law. Further, to the extent that the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the Participant shall be required to repay any such excess amount to the Company.

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PRO-DEX
POWERED SURGICAL SOLUTIONS

PRO-DEX, INC.
C/O BROADRIDGE
P.O. BOX 1342
BRENTWOOD, NY 11717

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V80204-P38819 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

PRO-DEX, INC.

The Board of Directors recommends you vote FOR all of the director nominees list below in proposal 1:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Raymond E. Cabillot
02) Angelita R. Domingo
03) William J. Farrell III
04) David C. Hovda
05) Katrina M. K. Philp
06) Nicholas J. Swenson
07) Richard L. Van Kirk

The Board of Directors recommends you vote FOR the following proposal 2:

	For	Against	Abstain
2. To ratify the appointment of Baker Tilly US, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2026.	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal 3:

	For	Against	Abstain
3. Advisory vote to approve the compensation of the Company's Named Executive Officers.	☐	☐	☐

The Board recommends you vote 1 year on the following proposal 4:

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on the frequency of future advisory votes to approve the compensation of our Named Executive Officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal 5:

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

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Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
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V80205-P38819

PRO-DEX, INC.
Annual Meeting of Shareholders
November 20, 2025 9:30 AM PST
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Richard L. Van Kirk as attorney and proxy, with full power of substitution, to represent and vote, as designated below, all shares of Common Stock of Pro-Dex, Inc. held of record by the undersigned on September 23, 2025, at the Annual Meeting of Shareholders to be held at Pro-Dex, Inc., 2361 McGaw Avenue, Irvine, California 92614, on November 20, 2025, at 9:30 a.m., PST, and at any and all adjournments or postponements thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted "FOR" each of the director nominees listed in proposal 1, "FOR" each of proposals 2, 3 and 5, and a vote of "1 Year" with respect to proposal 4.

Continued and to be signed on the reverse side